Exhibit 10.2

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

WASHINGTON DEPARTMENT OF FINANCIAL INSTITUTIONS

OLYMPIA, WASHINGTON

IN THE MATTER OF RAINIER PACIFIC BANK TACOMA, WASHINGTON (INSURED STATE NONMEMBER BANK)	) ) ) ) ) ) ) ) ) )	STIPULATION AND CONSENT TO THE ISSUANCE OF AN ORDER TO CEASE AND DESIST Docket FDIC-521b

    Subject to the acceptance of this STIPULATION AND CONSENT TO THE ISSUANCE OF AN ORDER TO CEASE AND DESIST ("CONSENT AGREEMENT") by the Federal Deposit Insurance Corporation ("FDIC") and the Washington Department of Financial Institutions (“WDFI”), it is hereby stipulated and agreed by and between a representative of the Legal Division of FDIC, a representative of the WDFI, and Rainier Pacific Bank, Tacoma, Washington ("Bank"), as follows:

    1.     The Bank has been advised of its right to receive a NOTICE OF CHARGES AND OF HEARING (“NOTICE”) detailing the unsafe or unsound banking practices and violations of law alleged to have been committed by the Bank and of its right to a public hearing on the alleged charges under section 8(b)(1) of the Federal Deposit Insurance Act ("Act"), 12 U.S.C. § 1818(b)(1), and  Section 32.04.450 of the Revised Code of Washington  (“RCW”), and has waived those rights.

    2.     The Bank, solely for the purpose of this proceeding and without admitting or denying any of the alleged charges of unsafe or unsound banking practices and any violations of law, hereby consents and agrees to the issuance of an ORDER TO CEASE AND DESIST ("ORDER") by the FDIC and the WDFI. The Bank further stipulates and agrees that such ORDER will be deemed to be an order which has become final under the Act and the RCW, and that said ORDER shall become effective upon its issuance by the FDIC and the WDFI, and fully enforceable by the FDIC and the WDFI pursuant to the provisions of the Act and the RCW.

    3.     In the event the FDIC and the WDFI accept the CONSENT AGREEMENT and issue the ORDER, it is agreed that no action to enforce said ORDER in the United States District Court will be taken by the FDIC, and no action to enforce said ORDER in State Superior Court will be taken by the WDFI, unless the Bank or any institution-affiliated party, as such term is defined in section 3(u) of the Act, 12 U.S.C. § 1813(u), has violated or is about to violate any material provision of the ORDER.

    4.     The Bank hereby waives:

            (a)   The receipt of a NOTICE;

        (b)   All defenses realting to the issuance of the Order;

            (c)   A public hearing for the purpose of taking evidence on such alleged charges;

            (d)   The filing of Proposed Findings of Fact and Conclusions of Law;

            (e)   A recommended decision of an Administrative Law Judge; and

        (f)   Exceptions and briefs with respect to such recommended decision.

Dated: September 28, 2009.

FEDERAL DEPOSIT INSURANCE CORPORATION, LEGAL DIVISION BY:	RAINIER PACIFIC BANK TACOMA, WASHINGTON BY:

/s/Jennifer M. Geiger	/s/Stephen M. Bader
Jennifer M. Geiger	Stephen M. Bader
Regional Attorney

WASHINGTON DEPARTMENT OF	/s/Edward J. Brooks
FINANCIAL INSTITUTIONS	Edward J. Brooks
BY:

/s/Brad Williamson	/s/Karyn R. Clarke
Brad Williamson	Karyn R. Clarke
Director of Banks

/s/Charles E. Cuzzetto
Charles E. Cuzzetto

/s/John A. Hall
John A. Hall

/s/Brian E. Knutson
Brian E. Knutson

/s/Victor J. Toy
Victor J. Toy

/s/Alfred H. Treleven, III
Alfred H. Treleven, III

/s/Bruce W. Valentine
Bruce W. Valentine

___________________________________
Comprising the Board of Directors of Rainier Pacific Bank, Tacoma, Washington